SUMMARY PROSPECTUS

March 1, 2026

Dunham Focused Large Cap Growth Fund

Class A (DAFGX)

Class C (DCFGX)

Class N (DNFGX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated March 1, 2026, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.dunham.com/prospectus/FocusedGrowth. You can also obtain these documents at no cost by completing a document request form on our web-site, www.dunham.com  or by calling (toll free) (888) 338-6426 or by sending an email request to fundinfo@dunham.com, or ask any financial advisor, bank or broker-dealer that offers shares of the Fund.

Investment Objective: The Fund seeks to maximize capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 117 of the Fund’s Prospectus and in How to Buy and Sell Shares on page 89 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.86%	0.86%	0.86%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.17%	0.17%	0.17%
Total Annual Fund Operating Expenses	1.28%	2.03%	1.03%
(1)	The Sub-Advisory Fee is a fulcrum fee with a base or fulcrum fee of 35 bps (0.35%) and can range from 0.20% to 0.50% based on the Fund’s performance relative to the Russell 1000? Growth Index, the Fund’s benchmark.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$698	$958	$1,237	$2,031
Class C	$206	$637	$1,093	$2,358
Class N	$105	$328	$569	$1,259

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies: The Fund's Sub-Adviser seeks to achieve the Fund's investment objective by investing primarily in domestic and foreign growth-oriented, large capitalization or “large cap” equity securities (common stock and securities convertible into common stocks) of companies traded on U.S. stock exchanges or in the over-the-counter market. The Fund normally invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in the common stock of large cap companies. The Fund defines large capitalization companies as those companies whose market capitalizations are equal to or greater than the smallest company in the Russell 1000? Index during the most recent 12-month period. For the most recent annual reconstitution published as of June 2025, the market capitalization range of companies in the Russell 1000? Index was approximately was approximately $1.6 billion to $3.8 trillion, which range will vary daily. Shareholders will be provided 60 days advance notice of any change to this policy.

The Fund is considered a focused fund as it generally limits the number of holdings in the portfolio to 35 stocks. The Sub-Adviser's investment philosophy focuses on the analysis of the company's financial statements, the company's business model, the company's perceived advantages over its competitors, and the attractiveness, size and growth rate of each company's market where it competes. The Sub-Adviser considers a company that is increasing revenues and cash flow to be a “growth” company. The Sub-Adviser further analyzes each company's management track record and continuity in conjunction with an in-depth analysis and evaluation of its financial statements.

In general, the Sub-Adviser buys securities when the company is demonstrating above average growth in revenues and cash flow and it believes the security is reasonably priced relative to its expected rate of growth. The Sub-Adviser may choose to sell a security when it believes the company may have deteriorating growth prospects as measured by slowing revenue growth or slowing cash flow growth or when the Sub-Adviser wishes to take advantage of what it believes to be a better investment opportunity.

The Fund is non-diversified, which mean that it can invest a greater percentage of its assets in any one issuer than a diversified fund

The Fund may also engage in securities lending.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund's net asset value and performance.

Large Cap Stock Risk – Because the investment focus of the Fund is on large cap stocks, the value of the Fund may be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund's investments may decline in value if the stock markets perform poorly.

Technology Industry Risk – The advent of artificial intelligence (AI) has in many cases increased the volatility of technology stocks whose underlying companies are vying to play a critical role in the buildout of AI offerings.

The success of companies in the AI industry is also subject to the continued availability of component/parts that comprise the global AI supply chain.

Non-Diversification Risk – A Fund that is a non-diversified investment company means that more of the Fund's assets may be invested in the securities of a single issuer than a diversified investment company. This may make the value of the Fund's shares more susceptible to certain risk than shares of a diversified investment company. As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Natural Disaster/Epidemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the novel coronavirus), have been and can be highly disruptive to economies and markets.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser's judgments about the attractiveness, “growth” potential of a company and the potential appreciation of securities may prove to be inaccurate and may not produce the desired results. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Foreign Investing Risk – Investments in foreign countries are subject to country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability, and policies that have the effect of decreasing the value of foreign securities. Foreign investments may experience greater volatility than U.S. investments.

Securities Lending Risk – The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Performance: The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund's Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 36.19% (quarter ended June 30, 2020) and the lowest return for a quarter was -26.95% (quarter ended June 30, 2022).

Dunham Focused Large Cap Growth Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2025	1 Year	5 Years	10 Years
Class N Shares
return before taxes	2.05%	6.89%	13.81%
return after taxes on distributions	-1.24%	5.10%	12.46%
return after taxes on distributions and sale of Fund shares	3.55%	5.34%	11.43%
Class C Shares
return before taxes	1.05%	5.83%	12.67%
Class A Shares
return before taxes	-4.07%	5.37%	12.86%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%
Russell 1000? Growth Index (reflects no deduction for fees, expenses, or taxes)	18.70%	15.35%	18.14%
Morningstar US Large-Mid Cap Broad Growth Index (return before taxes)*	16.67%	13.44%	16.49%
Morningstar Large Cap Growth Category (return before taxes)**	16.64%	12.24%	15.72%
*	The Fund has added this additional benchmark.
**	The Morningstar Large Cap Growth Category Index is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are projected to grow faster than other large-cap stocks.

After-tax returns are estimated and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. In certain cases, after-tax returns may be higher than the other return figures for the same period. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: The Ithaka Group, LLC (“Ithaka” or the “Sub-Adviser”).

Sub-Adviser Portfolio Managers: Scott O'Gorman, Jr. is President, Chief Investment Officer, and Portfolio Manager of Ithaka. Andrew Colyer is Director of Research and Portfolio Manager of Ithaka. Dan White is Senior Research Analyst and Portfolio Manager of Ithaka. Messrs. O'Gorman and Colyer are primarily responsible for the day-to-day management of the Fund. Mr. O'Gorman has served as portfolio manager to the Fund since commencement of Fund operations in December 2011. Mr. Colyer has served as portfolio manager to the Fund since January 2023 and has been with Ithaka since 2008. Mr. White has served as portfolio manager to the Fund since January 2023 and has been with Ithaka since 2014.

Purchase and Sale of Fund Shares

You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange is open for trading. For Class A shares and Class C shares, the initial minimum investment amount in a Fund for regular accounts is $5,000, and for tax-deferred accounts and certain tax efficient accounts is $2,000. The minimum subsequent investment is $100. For Class N shares, the minimum initial investment per Fund is $100,000 for taxable accounts and $50,000 for tax-deferred accounts. There is no minimum subsequent investment amount for Class N shares.

Purchases and redemptions may be made by mailing an application or redemption request to the addresses indicated below, by calling toll free (888) 3DUNHAM (338-6426) or by visiting the Fund's website www.dunham.com. You also may purchase and redeem shares through a financial intermediary.

via Regular Mail	via Overnight Mail
Dunham Funds	Dunham Funds
c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
P.O. Box 46707	225 Pictoria Dr, Suite 450
Cincinnati, OH 45246	Cincinnati, OH 45246

Tax Information

Dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Financial Intermediary Compensation

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.